Exhibit 10.1

Execution Version

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”) is made and entered into as of June 6, 2017, by and among BUCKEYE PARTNERS, L.P., a Delaware limited partnership (“BPL”), BUCKEYE ENERGY SERVICES LLC, a Delaware limited liability company (“BES”), BUCKEYE CARIBBEAN TERMINALS LLC, a Puerto Rico limited liability company (“BCT”) and BUCKEYE WEST INDIES HOLDINGS LP, a Cayman Islands limited partnership (“BWIH”, and together with BPL, BES and BCT, collectively the “Borrowers” and each individually a “Borrower”), the Lenders (as defined below) that are parties hereto, and SUNTRUST BANK, in its capacity as administrative agent for the Lenders (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the several banks and other financial institutions party thereto (collectively, the “Lenders”) and the Administrative Agent are parties to that certain Revolving Credit Agreement, dated as of September 30, 2014 (as amended by that certain First Amendment to Revolving Credit Agreement, dated as of December 16, 2015, that Second Amendment to Revolving Credit Agreement, dated as of September 30, 2016 and as further amended, supplemented and modified from time to time and in effect immediately prior to the date hereof, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement as amended hereby), pursuant to which the Lenders have made certain financial accommodations available to the Borrowers; and

WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement, and subject to the terms and conditions hereof, the Lenders executing this Amendment are willing to do so;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrowers, the Lenders executing this Amendment and the Administrative Agent agree as follows:

1.                                      Amendments to Credit Agreement.

(a)                                 Section 1.1 of the Credit Agreement is hereby amended by amending and restating the proviso set forth in the definition of “Consolidated EBITDA” in its entirety as follows:

“provided, that, only for purposes of determining compliance with the financial covenant set forth in Section 6.1, if, since the beginning of the period ending on the date for which Consolidated EBITDA is determined a Pro Forma Event shall have occurred, then Consolidated EBITDA shall be calculated giving pro forma effect thereto (as reasonably diligenced by BPL), including giving pro forma effect to cash distributions that BPL projects (based on reasonable diligence) will be distributed in the following twelve (12) months to a Borrower or any of its Subsidiaries, in each case as if such Pro Forma Event occurred on the first day of such period, and each such calculation shall be determined in good faith by a financial officer of BPL (and BPL will provide to the Administrative Agent such supporting information as Administrative Agent may reasonably request).

Notwithstanding the foregoing, no pro forma effect will be given to any Capital Account Increase unless either (x) the proceeds of such Capital Account Increase are used by the recipient thereof to make a substantially contemporaneous investment, acquisition or disposition constituting a Pro Forma Event (excluding, for the avoidance of doubt, a subsequent Capital Account Increase) or (y) (i) not later than 20 days (or such shorter period of time as the Administrative Agent may reasonably agree) prior to the delivery of any certificate required to determine compliance with Section 6.1, the Borrowers shall have delivered to the Administrative Agent written pro forma projections or other information supporting the inclusion of such pro forma adjustment to Consolidated EBITDA and (ii) Agent shall have consented to such pro forma adjustment.”

(b)                                 Section 1.1 of the Credit Agreement is hereby further amended by amending and restating clause (ii) of the definition of “Consolidated Net Income” in its entirety as follows:

“(ii) any equity interest of BPL or any of its Subsidiaries in the unremitted earnings of any Person that is not a Subsidiary, except to the extent of the amount of dividends or distributions actually paid, or to the extent otherwise permitted in the last proviso of the definition of Consolidated EBITDA, in such period by such other Person to BPL or any of its Subsidiaries.”

(c)                                  Section 1.1 of the Credit Agreement is hereby further amended by amending and restating the language immediately preceding the proviso set forth in the definition of “Material Project” in its entirety as follows:

“‘Material Project’ means the construction or expansion of any capital project of the Borrowers, any of their Restricted Subsidiaries or any other Person in which the Borrowers or their Restricted Subsidiaries own any equity interests, the aggregate capital cost of which to BPL or any of its Restricted Subsidiaries is expected to exceed $20,000,000 (or such lesser amount as may be agreed by the Administrative Agent) in the reasonable judgment of BPL;”

(d)                                 Section 1.1 of the Credit Agreement is hereby further amended by amending and restating clause (A) of the definition of “Material Project EBITDA Adjustments” in its entirety as follows:

“(A)                         prior to the Commercial Operation Date of a Material Project (but including the Fiscal Quarter in which such Commercial Operation Date occurs), a percentage (equal to the then-current completion percentage of such Material Project) of an amount to be approved by the Administrative Agent as the projected Consolidated Adjusted EBITDA attributable to such Material Project for the first 12-month period following the scheduled Commercial Operation Date of such Material Project (such amount to be determined based on contracts or term sheets relating to such Material Project, the creditworthiness of the other parties to such contracts and term sheets, and projected revenues from such contracts and term sheets, capital costs and expenses, scheduled Commercial Operation Date (which shall be no later than 18 months after the last day of the first Fiscal Quarter for which such Material Project EBITDA Adjustments shall be included for purposes of calculating the Leverage Ratio), projected dividends and distributions, and other factors reasonably deemed appropriate by the Administrative Agent), which may, at the Borrowers’ option, be included as “Material Project EBITDA Adjustments” for purposes of the Leverage Ratio for the Fiscal Quarter in which construction of such Material Project commences and for each Fiscal Quarter thereafter until the Commercial Operation Date of such Material Project (including the Fiscal Quarter in which such Commercial Operation Date occurs, but net of any actual Consolidated Adjusted EBITDA attributable to such Material Project following such Commercial Operation Date); provided that if the actual Commercial Operation Date does not occur by the scheduled Commercial Operation Date, then the foregoing amount shall be reduced, for Fiscal Quarters ending after the scheduled Commercial Operation Date to (but excluding) the first full Fiscal Quarter after its actual Commercial Operation Date, by

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the following percentage amounts depending on the period of delay (based on the period of actual delay or then-estimated delay, whichever is longer), but with any delay resulting from a force majeure event not counting as a delay for purposes of these time periods to the extent approved by the Administrative Agent: (i) 90 days or less, 0%, (ii) longer than 90 days, but not more than 180 days, 25%, (iii) longer than 180 days but not more than 270 days, 50%, and (iv) longer than 270 days, 100%; and”

(e)                                  Section 1.1 of the Credit Agreement is hereby further amended by adding the following definitions in correct alphabetical order:

“‘Capital Account Increase’ means the making of any investment by any Person (the ‘investing party’) into any Person other than a Subsidiary of the investing party (the recipient of such investment, the ‘recipient party’) to the extent that such investment (x) is not evidenced by additional shares, units or interests of the recipient party, (y) does not result in the recipient party becoming a Subsidiary of the investing party and (z) increases the capital account of the investing party in the recipient party.

‘Pro Forma Event’ shall mean:

(a) BPL or any Subsidiary shall have (i) made any asset disposition or acquisition, (ii) consolidated or merged with or into any Person (other than the Borrowers or a Subsidiary), (iii) made any disposition or acquisition of a Subsidiary, (iv) acquired or disposed of any partial ownership interest in any Person (whether evidenced by receipt of additional shares, units or interests or additional percentage ownership) or (v) made a Capital Account Increase; or

(b) any joint venture in which BPL or any Restricted Subsidiary holds a partial ownership interest shall have (i) made any Specified Disposition or Specified Acquisition, (ii) consolidated or merged with or into any Person (other than the Borrowers or a Subsidiary), (iii) made any disposition or acquisition of a Subsidiary of such joint venture, (iv) acquired or disposed of any partial ownership interest in any Person (whether evidenced by receipt of additional shares, units or interests or additional percentage ownership) or (v) made a Capital Account Increase.

‘Specified Acquisition’ shall mean any acquisition or exchange of assets, entities or operating lines or divisions by a joint venture in which BPL or any Restricted Subsidiary owns a partial ownership interest, in each case for a purchase price of not less than $20,000,000.

‘Specified Disposition’ shall mean any sale, lease, transfer or other disposition of assets or entities or operating lines or divisions by a joint venture in which BPL or any Restricted Subsidiary owns a partial ownership interest, in each case for aggregate consideration of not less than $20,000,000.”

2.                                      Effectiveness of Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that the amendment and extension contained herein shall not become effective, and the Borrowers shall have no rights under this Amendment, until the Administrative Agent shall have received:

(a)                                 this Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent; and

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(b)                                 reimbursement or payment of the costs and expenses of the Administrative Agent incurred in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent.

3.                                      Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Amendment, each Borrower represents and warrants to the Lenders and the Administrative Agent that:

(a)                                 The execution, delivery and performance by each Borrower of this Amendment are within such Borrower’s organizational powers and have been duly authorized by all necessary organizational and, if required, shareholder, partner or member action.  This Amendment has been duly executed and delivered by each Borrower and constitutes valid and binding obligations of such Borrower, enforceable against it in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

(b)                                 The execution, delivery and performance by each Borrower of this Amendment (a) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (b) will not violate any Requirement of Law or any judgment, order or ruling of any Governmental Authority, in each case, applicable to any Borrower or any Restricted Subsidiary, (c) will not violate the terms of such Borrower’s Organizational Documents, (d) will not violate or result in a default under any Contractual Obligation of any Borrower, the General Partner or any Restricted Subsidiary or any of its assets or give rise to a right thereunder to require any payment to be made by any Borrower or any Restricted Subsidiary and (e) will not result in the creation or imposition of any Lien on any asset of any Borrower, the General Partner or Restricted Subsidiary, except Liens (if any) created under the Loan Documents.

(c)                                  After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects), and no Default or Event of Default has occurred and is continuing as of the date hereof.

(d)                                 As of the date hereof, the Persons set forth on Exhibit B-1 hereto constitute all Restricted Subsidiaries of BPL and the Persons set forth on Exhibit B-2 hereto constitute all Unrestricted Subsidiaries of BPL.

4.                                      Reaffirmations and Acknowledgments.   Each Borrower consents to the execution and delivery of this Amendment by all other Borrowers and ratifies and confirms its Obligations now or hereafter outstanding under the Credit Agreement as amended hereby and any promissory notes issued thereunder. Each Borrower acknowledges that, notwithstanding anything to the contrary contained herein or in any other Loan Document, its Obligations (i) are and shall continue to be a primary obligation of such Borrower, and (ii) are and shall continue to be in full force and effect in accordance with its terms.  Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Borrowers under the Loan Documents.

5.                                      Effect of Amendment.  Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders and the Administrative Agent.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.  Any reference in any Loan Document to the Credit Agreement (including “thereunder”, “thereof” or other words of like

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import referring to the Credit Agreement) shall be a reference to the Credit Agreement as amended by this Amendment.  This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

6.                                      Governing Law.   This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York (without giving effect to the conflict of law principles thereof except for Sections 5-1401 and 5-1402 of the New York General Obligations Law) and all applicable federal laws of the United States of America.

7.                                      No Novation.  This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

8.                                      Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

9.                                      Costs and Expenses.  The Borrower agrees to pay all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment which are payable pursuant to Section 11.3 of the Credit Agreement.

10.                               Binding Nature.  This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

11.                               Entire Understanding.  This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:

BUCKEYE PARTNERS, L.P.

By	Buckeye GP LLC, its sole general partner

By	/s/ Keith St.Clair
Name: Keith St.Clair
Title: Executive V. P. & Chief Financial Officer

BUCKEYE ENERGY SERVICES LLC

By	/s/ Kevin J. Godwin
Name: Kevin J. Godwin
Title: Vice President and Treasurer

BUCKEYE CARIBBEAN TERMINALS LLC

By	/s/ Kevin J. Godwin
Name: Kevin J. Godwin
Title: Vice President and Treasurer

BUCKEYE WEST INDIES HOLDINGS LP

By	Buckeye West Indies Holdings GP LLC,
its general partner

By	/s/ Kevin J. Godwin
Name: Kevin J. Godwin
Title: Vice President and Treasurer

[Signature Page to Third Amendment to Revolving Credit Agreement]

LENDERS:

SUNTRUST BANK
as Administrative Agent and Lender

By	/s/ Carmen Malizia
Name: Carmen Malizia
Title: Director

[Signature Page to Third Amendment to Revolving Credit Agreement]

WELLS FARGO BANK, N.A.
as a Lender

By	/s/ Borden Tennant
Name: Borden Tennant
Title: Assistant Vice President

[Signature Page to Third Amendment to Revolving Credit Agreement]

JPMORGAN CHASE BANK, N.A.
as a Lender

By	/s/ Anca Loghin
Name: Anca Loghin
Title: Authorized Signatory

[Signature Page to Third Amendment to Revolving Credit Agreement]

BARCLAYS BANK PLC
as a Lender

By	/s/ Vanessa Kurbatskiy
Name: Vanessa Kurbatskiy
Title: Vice President

[Signature Page to Third Amendment to Revolving Credit Agreement]

UBS AG, STAMFORD BRANCH
as a Lender

By	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

By	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

[Signature Page to Third Amendment to Revolving Credit Agreement]

BNP PARIBAS
as a Lender

By	/s/ Mark Renaud
Name: Mark Renaud
Title: Managing Director

By	/s/ Reginald Crichlow
Name: Reginald Crichlow
Title: Vice President

[Signature Page to Third Amendment to Revolving Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH
as a Lender

By	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

By	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

[Signature Page to Third Amendment to Revolving Credit Agreement]

PNC BANK
as a Lender

By	/s/ Stephen Monto
Name: Stephen Monto
Title: SVP

[Signature Page to Third Amendment to Revolving Credit Agreement]

ROYAL BANK OF CANADA
as a Lender

By	/s/ Kristan Spivey
Name: Kristan Spivey
Title: Authorized Signatory

[Signature Page to Third Amendment to Revolving Credit Agreement]

COMPASS BANK
as a Lender

By	/s/ Mark H. Wolf
Name: Mark H. Wolf
Title: Senior Vice President

[Signature Page to Third Amendment to Revolving Credit Agreement]

BRANCH BANKING AND TRUST COMPANY
as a Lender

By	/s/ Jim Wright
Name: Jim Wright
Title: AVP

[Signature Page to Third Amendment to Revolving Credit Agreement]

MORGAN STANLEY BANK, N.A.
as a Lender

By	/s/ Patrick Layton
Name: Patrick Layton
Title: Authorized Signatory

[Signature Page to Third Amendment to Revolving Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION
as a Lender

By	/s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director